SCHEDULE 3.07

to Credit Agreement

Letter of Credit Fees and Charges

Import Letters of Credit		Timing of Payment

Issuance	1/10%; minimum $120	Up-front
Amendment to increase	1/10%; minimum $100	Upon advice
Amendment - no increase	$75	Upon advice
Negotiation	1/10%; minimum $100	Upon advice
Acceptance	2%; minimum $100	Upon advice
Transfer	1/4%; minimum $125	Upon advice
Assignment	1/8%; minimum $120	Upon advice
Discrepancy	$75	Upon advice
Air Way Bill	$100/month	Upon advice
Expiry/Amount Unused	$100	Upon advice
Cancellation	$100	Upon advice

Export Letters of Credit
Pre-Advice	$50	Upon advice
Advice	$90	Upon advice
Amendment	$75	Upon advice
Amendment - confirmed	1/10%; minimum $100	Upon advice
Negotiation	1/10%; minimum $100	Upon advice
Docs sent unexamined	$120	Upon advice
Acceptance	By arrangement; minimum $100	Upon advice
Reimbursement	$90	Upon advice
Deferred Payment/Confirm L/C	3%/annum; minimum	$100 Up-front
Deferred Payment/Unconfirmed L/C	$100	Upon advice
Discrepancy	$60	Upon advice
Transfer	1/4%; minimum $125	Upon advice
Assignment - Pay Proceeds	1/4%; minimum $125	Upon advice

Documentary Collections
Software	Free	N/A
Usance	$120	Upon advice
Sight draft	$85	Upon advice
Direct Collection Letter	$75	Upon advice
Export/Direct	$50	Upon advice
Amendment	$25 + Cable fees	Upon advice
Tracer	$25	Upon advice
Protest	$250 + Expenses	Upon advice

Activity fees (per letter of credit)
Cable/SWIFT	$30	Upon advice
Courier	$20 (or interoffice mail @ no cost)	Upon advice
Fed wire	$35 (no charge on incoming collections)	Upon advice
Tracer	$30	Upon advice

Standby Letters of Credit		Timing of Payment
Issuance	2%/annum	Up-front
Amendment to increase	1/10%; minimum $100	Upon advice
Amendment - no increase	$75	Upon advice
Negotiation	1/10%; minimum $100	Upon advice
Acceptance	2%; minimum $100	Upon advice
Transfer	1/4%; minimum $125	Upon advice
Assignment	1/8%; minimum $120	Upon advice
Discrepancy	$75	Upon advice
Air Way Bill	$100/month	Upon advice
Expiry/Amount Unused	$100	Upon advice
Cancellation	$100	Upon advice